The Prudential Insurance Company of America          Erin C. Schwerzmann
Vice President and Corporate Counsel
                         The Prudential Insurance Company of America
280 Trumbull Street, Hartford CT 06103
Tel 860 534-9177
Erin.Schwerzmann@prudential.com

September 8, 2014

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:           Pruco Life Insurance Company (“Registrant”)
Pruco Life Variable Appreciable Account (“Depositor”) (File No. 811-03971)

Dear Commissioners:

On behalf of Pruco Life Insurance Company and the Pruco Life Variable Appreciable Account (the “Account”), we hereby submit, pursuant to  Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Semiannual Reports for the underlying funds for the period ending June 30, 2014 have been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following semi-annual reports for the underlying funds:

1.	Filer/Entity:AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)
Registration No.:811-07452
CIK No.:0000896435
Accession No.:0001193125-14-319604
Date of Filing:08/25/14

2.Filer/Entity:American Century Variable Portfolios, Inc.
Registration No.:811-05188
CIK No.:0000814680
Accession No.:0000814680-14-000038
Date of Filing:08/21/14

3.Filer/Entity:Advanced Series Trust ("AST")
Registration No.:811-05186
CIK No.:0000814679
Accession No.:0001193125-14-327004
Date of Filing:08/29/14

4.Filer/Entity:Janus Aspen Series
Registration No.:811-07736
CIK No.:0000906185
Accession No.:0000950123-14-009517
Date of Filing:08/29/14

5.Filer/Entity:MFS Variable Insurance Trust
Registration No.:811-08326
CIK No.:0000918571
Accession No.:0001193125-14-324689
Date of Filing:08/28/14

6.Filer/Entity:T. Rowe Price International Series Inc.
 Registration No.:811-07145
CIK No.:0000918292
Accession No.:0001193125-14-324689
Date of Filing:08/28/14

7.Filer/Entity:The Prudential Series Fund, Inc.
Registration No.:811-03623
CIK No.:0000711175
Accession No.:0001193125-14-323684
Date of Filing:08/27/14

If you have any questions regarding this filing, please contact me at (860) 534-9177.

       Sincerely,

      __/s/ Erin C. Schwerzmann___
Erin C. Schwerzmann

VIA EDGAR